SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: September 17, 2001
HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delware (State or other jurisdiction of incorporation of Administrator)	0-23942 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)	60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99(a)

Statement to Certificateholders with respect to the distribution on September 17, 2001 provided under Section 6 of the Series 1997-1 Supplement dated as of March 1, 1997 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1997-1.

99(b)

Statement to Certificateholders with respect to the distribution on September 17, 2001 provided under Section 6 of the Series 1998-1 Supplement dated as of September 1, 1998 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1998-1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I (Registrant)

By: /s/ J. W. Blenke J. W. Blenke Authorized Representative
Dated: September 26, 2001
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EXHIBIT INDEX

Exhibit Number	Exhibit
99(a)

Statement to Certificateholders with respect to the distribution on September 17, 2001 provided under Section 6 of the Series 1997-1 Supplement dated as of March 1, 1997 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1997-1.

99(b)

Statement to Certificateholders with respect to the distribution on September 17, 2001 provided under Section 6 of the Series 1998-1 Supplement dated as of September 1, 1998 to the Amended and Restated Pooling and Servicing Agreement, with respect to Class A and Class B Credit Card Participation Certificates, Series 1998-1.

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